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                                                                 Exhibit 10.53


                         EDISON RECEIVABLES COMPANY LLC
                                   11TH FLOOR
                                529 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017


September 30, 2002


Merrill Lynch Mortgage Capital Inc.
4 World Financial Center
22nd Floor
New York, New York 10080

School Services LLC
c/o Leeds Weld & Co.
660 Madison Avenue
15th Floor
New York, New York 10021


          Re:  Amendment to the Amended and Restated Credit and Security
               Agreement

Dear Ladies and Gentlemen:

          This letter is in regard to that certain Amended and Restated Credit and Security Agreement, dated as of July 31, 2002 (the "Credit Agreement") among Edison Receivables Company LLC ("Edison Receivables"), as borrower, School Services LLC and Merrill Lynch Mortgage Capital Inc. ("MLMC"), as lenders, and MLMC as agent for the lenders.

          The parties hereto hereby agree to change the date set forth in clause (i) of the definition of "Expiration Date" in the Credit Agreement from June 30, 2003 to July 15, 2003. The Credit Agreement is hereby accordingly amended.

          It is understood and agreed that except as expressly provided herein, no term or provision of the Credit Agreement or any other Facility Document (as defined in the Credit Agreement) is hereby amended, modified or supplemented, and each term and provision of
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Merrill Lynch Mortgage Capital Inc.
School Services LLC
September 30, 2002
Page 2 of 2

the Credit Agreement remains in full force and effect in accordance with the provisions of the Credit Agreement.

          This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          Please acknowledge your agreement with the foregoing by signing where indicated below and returning a copy to the undersigned.


                                   Best regards,



                                   EDISON RECEIVABLES COMPANY LLC,
                                   as borrower


                                   By:  /s/ Christopher J. Scarlata
                                       ______________________________

                                   Name:    Christopher J. Scarlata
                                   Title:   President

Accepted and Agreed effective as of
the 30th day of September, 2002


MERRILL LYNCH MORTGAGE CAPITAL INC.,
in its capacity as lender and agent

By:    /s/ Joseph Magnus
       _____________________

Name:      Joseph Magnus
Title:

SCHOOLS SERVICES LLC,
as lender

By:   /s/ Robert Bernstein
      ______________________

Name:     Robert Bernstein
Title:    Treasurer